Exhibit 99.1

Press Release - MSC.Software to Hold Fourth Quarter and FY 2008 Conference Call on February 26, 2009

Investor Contact:

Joanne Keates

Vice President, Investor Relations

MSC.Software

(714) 444-8551

joanne.keates@mscsoftware.com

MSC.SOFTWARE TO ANNOUNCE FOURTH QUARTER AND YEAR-END

FINANCIAL RESULTS ON FEBRUARY 26, 2009

The Company also reports preliminary revenue results for FY 2008 to be in the range of $252 to $254 million,

and fourth quarter revenue to be in the range of $63 to $65 million

SANTA ANA, Calif. – February 4, 2009 – MSC.Software Corporation (NASDAQ: MSCS), a leading global provider of enterprise simulation solutions including simulation software and services, today reported certain preliminary financial results and the scheduling of its year-end conference call.

On a preliminary basis, the Company expects revenue for FY 2008 to be in the range of $252 to $254 million, and fourth quarter revenue to be in the range of $63 to $65 million. Also, in the fourth quarter, the Company expects to recognize approximately $30 million in non-cash charges related to the establishment of a $20 million valuation allowance for deferred tax assets and a $10 million impairment of intangible assets.

These financial results are preliminary estimates and may change pending the Company’s management and independent auditor’s completion of their normal quarterly and year-end closing and review procedures. More details on these revenue results and non-cash charges will be provided on the February 26th fourth quarter conference call.

The Company will host a conference call to discuss fourth quarter and year-end financial results on Thursday, February 26, 2009 at 1:30 pm Pacific (4:30 pm Eastern).

Webcast URL:	www.mscsoftware.com/ir
Live Dial-In:	(800) 375-0151 for U.S.
(706) 634-4981 for International
Conference call ID:	82229401

The fourth quarter conference call will include a slide presentation that can be downloaded at: http://www.mscsoftware.com/ir/. An archived version of the conference call will be available at http://www.mscsoftware.com/ir/. The teleconference replay will be available for 48 hours and can be accessed by dialing in to: U.S. (800) 642-1687 or Intl. (706) 645-9291 using the conference call ID: 82229401.

Press Release - MSC.Software to Hold Fourth Quarter and FY 2008 Conference Call on February 26, 2009

Safe Harbor Statement

This press release contains forward-looking statements that involve risks and uncertainties. The statements contained in this press release that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act, including, without limitation, statements regarding our expectations, beliefs, intentions or strategies regarding the future. All forward-looking statements included in this press release are based on information available to us on the date hereof. These statements involve known and unknown risks, uncertainties and other factors, which may cause our actual results to differ materially from those implied by the forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “should,” “could,” “expects,” “plans,” “anticipates” “believes,” “estimates,” “predicts,” “potential,” “targets,” “goals,” “projects,” “continue,” “preliminary,” “guidance,” or variations of such words, similar expressions, or the negative of these terms or other comparable terminology. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. Therefore, actual results may differ materially and adversely from those expressed in any forward-looking statements. Neither we nor any other person can assume responsibility for the accuracy and completeness of forward-looking statements. Important factors that may cause actual results to differ from expectations include, but are not limited to, those discussed in “Risk Factors” on our 2007 Form 10-K filed with the Securities and Exchange Commission. We undertake no obligation to revise or update publicly any forward-looking statements for any reason.

About MSC.Software Corporation

MSC.Software (NASDAQ: MSCS) is the global leader of enterprise simulation solutions, that help companies make money, save time and reduce costs associated with designing and testing manufactured products. MSC.Software works with thousands of companies in hundreds of industries to develop better products faster by utilizing information technology, software, services and systems. MSC.Software employs more than 1,000 people throughout the world. For additional information about MSC.Software’s products and services, please visit www.mscsoftware.com.

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